Exhibit 10.9

METROPOLITAN

BANK HOLDING CORP.

99 Park Avenue

New York, New York 10016

OPTION AGREEMENT PURSUANT TO 2009 EQUITY INCENTIVE PLAN

As of ________, 2013

[ADDRESSEE]

Re:	Grant of Stock Option (Non-qualified Stock Option)

Dear ________:

1.       Grant of Option. As an incentive for you to remain an employee of Metropolitan Bank Holding Corp., a New York corporation (the “Company’’), Metropolitan National Bank (the “Bank”) or other Subsidiaries of the Company or the Bank, and to encourage you to acquire the proprietary interest of a stockholder in the Company, the Company hereby gives and grants to you (the “Optionee”), subject to all of the provisions of this Agreement and of the 2009 Equity Incentive Plan of the Company (the “2009 Plan”), a copy of which is annexed hereto and made a part hereof, the right and option (the “Option”) to purchase up to the aggregate number of shares (the “Option Shares”) of common stock, $.01 par value per share (the “Common Stock”) of the Company set forth in part (a) of Exhibit A attached hereto at the exercise price per share set forth in part (b) of Exhibit A attached hereto. The Option shall be treated as a non-qualified stock option for purposes of the Code. Each capitalized term used, but not defined herein, has the meaning ascribed to it in the 2009 Plan.

2.       Terms of Exercise. The Option, which is granted pursuant hereto is not exercisable until the respective commencement exercise dates set forth in part (c) of Exhibit A attached hereto and for the number of Option Shares set forth for the respective commencement exercise dates and the Option may not be exercised after the termination exercise date set forth in part (d) of Exhibit A attached hereto, unless extended by the Board of Directors or a committee appointed by the Board of Directors of the Company to administer the 2009 Plan (in either case, the “Committee”). The Option shall be exercisable by the Optionee in whole or in part, from time to time, but to no greater extent than will bring the total number of Option Shares purchased (including any and all Option Shares theretofore purchased) up to the cumulative maximum percentage of the Option Shares set forth in part (e) of Exhibit A attached hereto opposite the period in which such exercise occurs as set forth in such part (e). The Company agrees that until the termination exercise date, the Company shall maintain a sufficient number of authorized shares of Common Stock (which may be unissued shares or issued shares that have been reacquired by the Company) to provide the number of unexercised Option Shares granted to Optionee hereunder, after giving effect to all adjustments pursuant to Section 12 of the 2009 Plan. The portions of the Option which have become exercisable after the applicable commencement exercise dates are referred to as the “Vested Options” and the portions of the Option which have not yet become exercisable are referred to as the “Unvested Options”.

3.       Limitations on Right to Exercise. Except as provided below, the Option may not be exercised unless the Optionee is then in the employ of the Company, the Bank or one of their Subsidiaries and shall have been continuously so employed since the date of the grant of the Option. No part of the Option shall be transferable otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable during the Optionee’s lifetime only by the Optionee or by the Optionee’s legal guardian or legal representative. A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Committee shall have been furnished with such evidence as it may deem necessary to establish the validity of the transfer. Unless earlier terminated in accordance with its terms, upon termination of employment of the Optionee by the Company or the Bank for any reason other than cause, the Optionee shall retain the right to exercise all Vested Options including Options as to which vesting has accelerated in connection with such termination or pursuant to Section 4 of this Agreement. Such Vested Options may then be exercised for: (i) ninety (90) days following termination of employment if the Optionee’s employment is terminated by the Company or the Bank for cause or if the Optionee voluntarily terminates his employment with the Company or the Bank, or (ii) the remaining portion of the term of such Options if the Optionee’s employment terminates for any other reason.

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If the Optionee’s employment shall be terminated by the Company or the Bank for cause or the Optionee shall voluntarily terminate his employment with the Company or the Bank, then all Unvested Options shall terminate as of the date of such termination, but previously Vested Options shall be retained by Optionee, and such Vested Options may then be exercised for: (i) ninety (90) days following termination of employment if the Optionee’s employment is terminated by the Company or the Bank for cause or if the Optionee voluntarily terminates his employment with the Company or the Bank, or (ii) the remaining portion of the term of such Options if the Optionee’s employment terminates for any other reason.

For purposes of this Agreement, “cause” shall mean:

(a) Conviction of the Optionee of any act of fraud, larceny, misappropriation of funds or embezzlement or of a felony involving securities or banking law; or

(b) Disqualification of the Optionee to serve as a senior officer of the Company or the Bank by a bank regulatory agency.

4.       Accelerated Vesting of Options. Notwithstanding any other provision of this Agreement or Exhibit A hereto, all Options set forth in part (a) of Exhibit A of this Agreement shall vest and shall be deemed “Vested Options” upon the occurrence of any of the following events:

(i)       Termination of employment of the Optionee by the Company or the Bank for any reason other than for cause;

(ii)       If the membership of the Board of Directors of the Company or the Bank changes such that two (2) Directors have changed during any twelve (12) month period or three (3) Directors have changed during any twenty-four (24) month period; or

(iii)      Any merger, consolidation, sale of substantially all of the assets, liquidation, dissolution or change of control or other corporate business combination affecting the Company or the Bank.

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For purposes of this Agreement, “change of control” shall mean the acquisition of twenty-five percent (25%) of the Common Stock of the Company by a party unaffiliated with the Company or the Bank.

5.       Exercise Upon Death. If the Optionee dies while employed by the Company or any subsidiary, the Option shall be exercisable by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the Optionee’s death, but only within a period of twelve (12) calendar months next succeeding the Optionee’s death, and then only if and to the extent that the Optionee was entitled to exercise the Option at the date of death, except that the number of Option Shares may be adjusted in accordance with the provisions of Section 12 of the 2009 Plan.

6.       Payment of Option Price and Notice of Exercise. Each exercise of the Option shall be effective only upon the delivery of a written notice of such exercise, addressed to the Secretary of the Company (the “Secretary”), together with payment in full of the price for as many of the Option Shares as to which the Option is being exercised. The date of exercise, provided the Option is validly exercised, is the date on which the Secretary receives the notice, payment and instruments referred to in this Section 6. The price for such Option Shares shall be paid in cash.

7.       No Right to Continued Employment. This Agreement is not an employment agreement and nothing contained in this Agreement shall in any manner restrict or affect the right of the Company, the Bank or any subsidiary thereof to terminate the Optionee’s employment at any time, for any reason, with or without cause.

8.       Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver the Option Shares, or any of them, hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the Option Shares have not been registered under the Securities Act of 1933, as amended, or under the Blue Sky or securities laws of any state, that

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the Company has no obligation to so register any of the Option Shares and that, except to the extent the Option Shares are so registered, the Option Shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available. Unless the Option Shares have been so registered, there shall be noted conspicuously upon each stock certificate representing Option Shares, the following statement:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (“1933 Act”) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 193 3 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under such act or acts is available.”

“The rights to transfer and vote the shares represented by this Certificate are restricted by the terms and provisions contained in an Option Agreement.”

An ISO granted under the 2009 Plan, to remain qualified as such, shall be subject to all limitations on exercise and other requirements imposed by the Code to qualify as an ISO.

9.       Company’s Right of First Refusal to Purchase Option Shares. Unless the Board of Directors of the Company, in its sole and absolute discretion, shall have given its prior written approval, the Optionee shall not directly or indirectly sell, exchange, pledge, transfer, grant an irrevocable proxy with respect to, devise, assign or in any other way dispose of, encumber or grant a security interest in (hereinafter referred to as a “Transfer”), any of the Option Shares issued pursuant to this Agreement, or any interest therein or any certificates representing any such Option Shares, nor shall Optionee attempt to do so, except for a sale to a bona-fide purchaser (“Proposed Purchaser”) in compliance with the right of first refusal set forth in this Section 9. Optionee shall give the Company ____ (____) days prior written notice of any proposed Transfer setting forth the terms and conditions thereof, the identity of the Proposed

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Purchaser and a copy of a written offer by such Proposed Purchaser. The Company has the right and option (but not the obligation), exercisable by written notice within ___ (___) days of receipt of Optionee’s notice of transfer, to purchase all of the Option Shares proposed to be transferred, and if such option is exercised, Optionee (and his estate and personal representatives) shall be obligated to sell such Option Shares to the Company, at the same price per share, and on the same terms and conditions offered by the Proposed Purchaser. If the Company does not exercise such right of first refusal, Optionee may proceed to sell the Option Shares to the Proposed Purchaser on the terms and conditions set forth in the notice of transfer. If Optionee fails to transfer to the Proposed Purchaser within 120 days of the date of the notice of transfer, such Option Shares will again become subject to the Company’s right of first refusal.

10.     Company’s Option to Repurchase on Termination of Employment.

(a)       Subject to the sole and absolute discretion of the Board of Directors of the Company, if an Optionee ceases to be employed by the Company or its Subsidiaries for any reason or no reason, including death, disability, termination with cause or without cause, or voluntary termination by Optionee and is no longer affiliated with the Company as an employee, director, officer or consultant, or if the Optionee becomes legally unqualified to own the Option Shares, then the Company has the right and option (but not the obligation), exercisable by written notice within _______ (__) days of such termination event, to purchase all of the Option Shares held by Optionee or his estate or personal representatives, and if such option is exercised, Optionee (and his estate and personal representatives) shall be obligated to sell such Option Shares to the Company, at a price per share equal to the “Fair Market Value” thereof, determined as of the end of the month immediately preceding the date of the termination event. Fair Market Value for purposes of this Agreement shall be determined by the Company’s regular independent certified public accountants, which determination shall be conclusive and binding on the Company and Optionee; provided, however, if the shares of the Company’s Common Stock are publicly traded on the date of the termination event, Fair Market Value shall be the closing price per share of the Company’s Common Stock on the date of the termination event. Notwithstanding the foregoing, if the Company should terminate Optionee without cause (as defined in Section 3 above), the Company shall be obligated to repurchase the Option Shares

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upon written notice given to the Company by the Optionee within _____ (___) days of such termination event at the option of the Optionee. Notwithstanding anything contained herein to the contrary, the purchase price for Option Shares under this Section 10(a) shall be not less than the exercise price paid by the Optionee to obtain the Option Shares.

(b)       During such ______ (___)-day exercise period, no Transfer of Shares may be made by Optionee or his estate or personal representatives. If the Company does not elect to exercise its purchase rights, then following the exercise period and expiration of the Company’s purchase rights, all Option Shares held by the Optionee (or his estate or personal representatives) shall continue to be held subject to this Agreement and to all restrictions of applicable federal and state securities laws and the Optionee (or his estate or personal representatives, if applicable) may transfer such Option Shares to a bona-fide Proposed Purchaser subject to the right of first refusal of the Company to purchase such Shares pursuant to Section 9 of this Agreement.

(c)       If the Company has exercised its option or if the Optionee has required the Company to purchase the Option Shares pursuant to this Section 10, such purchase shall occur at a closing held on a date specified in the Company’s notice to Optionee, which date shall be within _____ (___) days of the termination event, at which time the Optionee (or his estate or personal representatives), shall deliver to the Company the applicable Option Shares (with stock certificates and stock powers therefor endorsed in blank), free and clear of all liens, claims and encumbrances whatsoever, other than this Agreement, and the Company shall deliver a check in payment for the purchase price for the Option Shares. Furthermore, notwithstanding anything to the contrary contained herein, the obligation of the Company to repurchase the Option Shares under this Section 10 are subject to all bank regulatory requirements and availability of sufficient regulatory capital.

11.     Sale of Entire Stock of the Company. If the Board of Directors of the Company, in its sole and absolute discretion, or the holders of more than fifty percent (50%) of the shares of Common Stock of the Company accept a bona-fide offer received from a third party unaffiliated with the Company (including an offer which is the result of a solicitation by the Company or such Common Stockholders) for the sale of all or substantially all of the Common Stock of the

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Company, then Optionee agrees to and shall sell all of the Option Shares held by Optionee to the third party purchaser at the same price and terms as to be received solely in respect of share purchase price by the other holders of Common Stock of the Company (which price shall exclude the value of any payments or benefits received by any other shareholder pursuant to any employment, management, consulting, non-competition, severance, restrictive covenant or similar agreement, or any securities or options or warrants or rights to subscribe to securities, payable or granted as compensation or incentives for services rendered or to be rendered). The Optionee shall also tender the Option Shares (together with stock certificates and stock powers therefor endorsed in blank), free and clear of all liens, claims and encumbrances other than this Agreement, and execute and deliver such other instruments and documents so as to implement the approved sale of capital stock of the Company.

12.       Execution.

(a)       The grant of the Option hereunder shall be binding and effective only if this Agreement is duly executed by or on behalf of the Company and by the Optionee, and a signed copy is returned to the Company.

(b)       Optionee acknowledges that no assurances or representations are made by the Company as to the present or future market value of the Common Stock or as to the business, affairs, financial condition or prospects of the Company. Optionee acknowledges that the Common Stock of the Company is not currently publicly traded. Neither Optionee nor his estate, personal representatives or any other successor or transferee shall have any registration rights with respect to any public offering of securities of the Company, its Subsidiaries, Affiliates, successors or assigns.

13.       Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and determined in accordance with the law of the State of New York without regard to its conflict of laws rules, except to the extent preempted by federal law, which shall to such extent govern.

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14.       Optionee Bound by Plan. OPTIONEE ACKNOWLEDGES RECEIPT OF THE ATTACHED COPY OF THE 2009 EQUITY INCENTIVE PLAN OF THE COMPANY AND AGREES TO BE BOUND BY ALL THE TERMS AND PROVISIONS THEREOF.

METROPOLITAN BANK HOLDING
AGREED AND ACCEPTED:		CORP.

By:
Signature of Optionee	Name:	Title:

Printed Name of Optionee

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